UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 22, 2024
Arbor Realty Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Maryland
(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900	11553
Uniondale, NY	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(516) 506-4200
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PD	New York Stock Exchange
Preferred Stock, 6.25% Series E Cumulative Redeemable, par value $0.01 per share	ABR-PE	New York Stock Exchange
Preferred Stock, 6.25% Series F Fixed-to-Floating Rate Cumulative Redeemable, par value $0.01 per share	ABR-PF	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 22, 2024, Arbor Realty Trust, Inc. (“Arbor”) held its virtual annual meeting of stockholders. At the meeting, the stockholders voted, as indicated below, on the following proposals:

1. The stockholders approved the election of Dr. Wilkens to serve as a Class II director until the 2026 annual meeting of stockholders and Messrs. Bacon, Green and Schwartz to serve as Class III directors until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Vote
Carrie Wilkens	69,903,996	2,231,213	716,068	67,015,791
Kenneth J. Bacon	59,388,910	12,739,222	723,145	67,015,791
William C. Green	68,922,982	3,185,671	742,624	67,015,791
Elliot Schwartz	56,917,909	15,190,117	743,251	67,015,791

2.    The stockholders approved the amendment and restatement of Arbor's 2020 Amended Omnibus Stock Incentive Plan as disclosed in the 2024 proxy statement.

For	Against	Abstain	Broker Non-Vote
64,311,609	7,249,145	1,290,523	67,015,791

3.    The stockholders ratified the appointment of Ernst & Young LLP as Arbor's independent registered public accounting firm for fiscal year 2024.

For	Against	Abstain
136,582,708	2,244,803	1,039,557

4.    The stockholders approved the compensation of Arbor’s named executive officers as disclosed in the 2024 proxy statement.

For	Against	Abstain	Broker Non-Vote
48,814,302	22,307,963	1,729,012	67,015,791

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: May 22, 2024